The company	12 Months Ended
Dec. 31, 2024
Company Information [Abstract]
The company	The company
Innate Pharma S.A. is a global, clinical-stage biotechnology company developing immunotherapies for cancer patients. Its innovative approach aims to harness the innate immune system through three therapeutic approaches: monoclonal antibodies, multispecific NK Cell Engagers via its ANKET® (Antibody-based NK cell Engager Therapeutics) proprietary platform and Antibody Drug Conjugates (ADC). Innate’s portfolio includes its lead proprietary program lacutamab, developed in advanced form of cutaneous T cell lymphomas and peripheral T cell lymphomas, monalizumab developed with AstraZeneca in non-small cell lung cancer, several ANKET® drug candidates to address multiple tumor types as well as IPH4502 a differentiated ADC in development in solid tumors. Innate Pharma is a trusted partner to biopharmaceutical companies such as Sanofi and AstraZeneca, as well as leading research institutions, to accelerate innovation, research and development for the benefit of patients.
From its inception, the Company has incurred losses due to its research and development (“R&D”) activity. The financial year ended December 31, 2024 generated a €49,471 thousand net loss. As of December 31, 2024, the shareholders’ equity amounted to €8,834 thousand. Subject to potential new milestone payments related to its collaboration agreements, the Company anticipates incurring additional losses until such time, if ever, that it can generate significant revenue from its product candidates in development.
The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its R&D; (ii) regulatory approval and market acceptance of the Company’s future drug candidates; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new equity instruments.
The Company’s activity is not subject to seasonal fluctuations.
As of December 31, 2024, the Company had one wholly owned subsidiary: Innate Pharma, Inc., incorporated under the laws of Delaware in 2009.
This subsidiary is fully consolidated.

1.1.Significant contracts
The following paragraphs describe the key provisions of significant contracts.
a)Agreements related to monalizumab with Novo Nordisk A/S and with AstraZeneca
2014 Novo Nordisk A/S monalizumab agreement
On February 5, 2014, the Company acquired from Novo Nordisk A/S full development and commercialization rights to monalizumab. Novo Nordisk A/S received €2.0 million in cash and 600,000 ordinary shares at a price of €8.33 per share (€5.0 million). Novo Nordisk A/S is eligible to receive up to €20.0 million in potential regulatory milestones and single-digit tiered royalties on sales of monalizumab products. The agreement with Novo Nordisk A/S included a right to additional consideration in the event of an out-licensing agreement. Consequently, following the agreement signed with AstraZeneca in April 2015 (as described below), the Company paid to Novo Nordisk A/S additional consideration of €6.5 million (paid in April 2016). Following the exercise of the option by AstraZeneca in October 2018
(as described below), Novo Nordisk A/S became entitled to a second and final additional payment amounting to $15.0 million (€13.1 million) which was recognized as a liability as of December 31, 2018 and was paid in February 2019. There are no other potential additional milestones payments due to Novo Nordisk A/S. These amounts were added to the net book value of the intangible asset and are amortized according to the same amortization plan as the initial €7.0 million recognized in 2014.
The net book value of the license amounted to €0 as of December 31, 2024.
Refer to Notes 2.h, 2.j and 6 for accounting description.
2015 AstraZeneca monalizumab agreements
Under co-development and option agreements signed with AstraZeneca in 2015, the Company granted to AstraZeneca an exclusive license, subject to certain exclusions, to certain of its patents and know-how to develop, manufacture and commercialize licensed products, including monalizumab, in the field of diagnosis, prevention and treatment of oncology diseases and conditions. The Company further granted to AstraZeneca a worldwide, non-exclusive license to certain of its other patents to develop, manufacture and commercialize licensed products, including monalizumab, in the field of diagnosis, prevention and treatment of oncology diseases and conditions.
The Company received an initial payment of $250 million under these agreements in June 2015, of which $100 million was paid to the Company as an initial payment for the co-development agreement and $150 million was paid to the Company as consideration for the option agreement. On October 22, 2018, AstraZeneca exercised this option and the Company and AstraZeneca entered into the 2018 AZ Option Agreement, triggering the payment of $100.0 million, which was received by the Company in January 2019.
Following the option exercise, AstraZeneca became the lead party in developing the licensed products and must use commercially reasonable efforts to develop, obtain regulatory approval for and commercialize each licensed product in certain major markets.
In July 31, 2019, the Company notified AstraZeneca of its decision to co-fund a future monalizumab Phase 3 clinical development program.
In September 2020, the Company signed an amendment to the collaboration and license agreement concluded with AstraZeneca in 2015. Following the analysis of a longer patient follow-up as well as the maturation of the survival data of the Cohort 2, and after discussion with AstraZeneca, the Company agreed to amend the original agreement. This amendment changed the financial terms relating to the milestone payment expected following the treatment of the first patient with AstraZeneca in the first Phase 3 trial evaluating monalizumab. The original agreement signed in 2015 provided for a milestone payment of $100 million. Following the inclusion by AstraZeneca of the first patient in the first Phase 3 trial evaluating monalizumab (INTERLINK-1) in October 2020, and in accordance with the amendment signed in September 2020, the Company received a payment of $50 million . An additional payment of $50 million was subject to an interim analysis. On August 1, 2022, the Company announced that the combination of monalizumab and cetuximab did not reach the pre-specified efficacy threshold in the protocol-planned interim futility analysis of the Phase 3 INTERLINK-1 clinical study conducted by AstraZeneca. AstraZaneca has thus informed the Company that the study will be discontinued. Consequently, the Company is not eligible for the additional payment of $50.0 million as provided for in the amendment signed in September 2020.
On June 2022, the Company received an additional payment of $50.0 million from AstraZeneca following the inclusion of the first patient in the second trial evaluating monalizumab, on April 2022 ("PACIFIC-9").
In addition to the initial payment, the option exercise payment and the payment received for the inclusion of the first patient in the first Phase 3 trial, AstraZeneca is obligated to pay the Company up to $775 million in the aggregate upon the achievement of certain development and regulatory milestones ($350 million) and commercialization milestones ($425 million). The Company is eligible to receive tiered royalties ranging from a low double-digit to mid-teen percentage on net sales of licensed products outside of Europe. The Company is required for a defined period of time to co-fund 30% of the Phase 3 clinical trials of licensed products, subject to an aggregate cap, in order to receive 50% of the profits in Europe.
Refer to Notes 2.p and 13.a for accounting description.
b)Agreement related to Lumoxiti with AstraZeneca
In October 2018, the Company obtained an exclusive license from AstraZeneca under certain patents and know-how to develop, manufacture and commercialize Lumoxiti for all uses in humans and animals in the United States, the European Union and Switzerland. Under this Agreement, AstraZeneca was obligated to provide support for the continued development and commercialization of Lumoxiti in the European Union and Switzerland prior to regulatory submission and approval as well as support for the continued commercialization of Lumoxiti in the United States for a specified period running until September 30, 2020. Following this transition period, the company took charge of all marketing of Lumoxiti in the United States.
Under the agreement signed in 2018, the Company was obligated to pay a $50.0 million initial payment (€43.8 million), which it paid in January 2019, and a $15.0 million regulatory milestone (€13.4 million), which was paid in January 2020. The Company has reimbursed AstraZeneca for the development, production and commercialization costs it incurs during the transition period, ended in September 30, 2020.
Further to the decision to terminate the Lumoxiti Agreement and termination notice sent in December 2020, a termination and transition agreement was discussed and executed, effective as of June 30, 2021 terminating the Lumoxiti Agreement as well as Lumoxiti related agreements (including the supply agreement, the quality agreement and other related agreements) and transferring of the U.S. marketing authorization and distribution rights of Lumoxiti back to AstraZeneca. The FDA has effectively transferred the BLA to AstraZeneca on February 8, 2022. AstraZeneca has reimbursed Innate Pharma for all Lumoxiti related costs, expenses and benefited net sales. In the year ended December 31, 2020, the Company reported a contingent liability of up to $12.8 million in its consolidated financial statements, which was related to the splitting of certain manufacturing costs. As part of the termination and transition agreement, Innate and AstraZeneca agreed to split these manufacturing costs, and Innate has paid $6.2 million to AstraZeneca (€5.9 million) on April 2022.
Following the termination and transition agreement signed in 2021, Lumoxiti activities are presented as discontinued operations as of December 31, 2021 and 2022, respectively. As of December 31, 2023, the transition of all Lumoxiti rights and the transfer of activities to AstraZeneca has been fully completed.
Refer to Notes 2.v and 17 for accounting description.
c)Agreement related to IPH5201 with AstraZeneca
In October 2018, the Company signed a collaboration and option agreement with AstraZeneca for co-development and co-commercialization of IPH5201. Under the agreement, AstraZeneca paid the
Company a $50.0 million upfront payment ($26.0 million paid in October 2018 and $24.0 million paid in January 2019), and a milestone payment of $5.0 million paid in June 2020 following the assay of the first patient in the first Phase 1 trial evaluating IPH5201, in March 2020. AstraZeneca is obligated to pay the Company up to an aggregate of $5.0 million upon the achievement of certain development milestones.
On June 1, 2022, the Company signed an amendment to the collaboration and license option agreement IPH5201 concluded with AstraZeneca in October 2018. Subsequently, the Company announced on June 3, 2022 the progress of IPH5201 towards a study of Phase 2 in lung cancers for which the Company will be the sponsor. In accordance with the amendment signed on June 1, 2022, the Company is eligible for a milestone payment of $5.0 million by AstraZeneca. This milestone payment was received on August 2, 2022 by the Company.
Upon exercise of its option under the agreement, AstraZeneca is committed to pay an option exercise fee of $25.0 million and up to $800.0 million in the aggregate upon the achievement of certain development and regulatory milestones ($300 million) and commercialization milestones ($500 million). The arrangement also provides for a 50% profit share in Europe if the Company opts into certain co-promoting and late stage co-funding obligations. In addition, the Company would be eligible to receive tiered royalties ranging from a high-single digit to mid-teen percentage on net sales of IPH5201, or from a mid-single digit to low-double digit percentage on net sales of other types of licensed products, outside of Europe. The royalties payable to the Company under the agreement may be reduced under certain circumstances, including loss of exclusivity or lack of patent protection. As of December 31, 2020, since the Company had fulfilled all of its commitments on preclinical work related to the start of Phase 1 of the IPH5201 program, the initial payment of $50.0 million and the milestone payment of $5.0 million were fully recognized in revenue. The Company was reimbursed by AstraZeneca for certain research and development expenses related to IPH5201 for the year ended December 31, 2024. The Company has the option to co-fund 30% of the shared development expenses related to the Phase 3 clinical trials in order to acquire co-promotion rights and to share in 50% of the profits and losses of licensed products in Europe. If the Company does not opt into the co-funding obligations, among other things, its right to share in 50% of the profits and losses in Europe and right to co-promote in certain European countries will terminate and will be replaced by rights to receive royalties on net sales at the rates applicable to outside of Europe. Additionally, certain milestone payments that may be payable to the Company would be materially reduced.
Refer to Notes 2.p and 13 for accounting description.
d)Agreement related to additional preclinical molecules with AstraZeneca
In October 2018, the Company granted to AstraZeneca four exclusive options that are exercisable until IND approval to obtain a worldwide, royalty-bearing, exclusive license to certain of the Company’s patents and know-how relating to certain specified pipeline candidates to develop and commercialize optioned products in all fields of use. Pursuant to the agreement, AstraZeneca paid the Company a $20.0 million upfront payment (€17.4 million) in October 2018. The Company recognized this upfront payment in the consolidated statement of financial position as deferred revenue as of December 31, 2018, until the exercise or the termination of each option at the earliest.
During 2022 first semester, the Company received from AstraZeneca a notice that it will not exercise its option to license the four preclinical programs covered in the "Future Programs Option Agreement". Innate has now regained full rights to further develop the four preclinical molecules. Consequently, the entire initial payment of $20.0 million, or €17.4 million was recognized as revenue as of June 30, 2022
Refer to Notes 2.p and 13 for accounting description.
e)Agreements related to avdoralimab with Novo Nordisk and with AstraZeneca
2017 avdoralimab in-licensing agreement with Novo Nordisk A/S
In July 2017, the Company signed an exclusive license agreement with Novo Nordisk A/S relating to avdoralimab. Under the agreement, Novo Nordisk A/S granted the Company a worldwide, exclusive license to develop, manufacture and commercialize pharmaceutical products that contain or comprise an anti-C5aR antibody, including avdoralimab. The Company made an upfront payment of €40.0 million, €37.2 million of which was contributed in new shares and €2.8 million of which in cash. In 2020, the Company made an additional payment of €1.0 million to Novo Nordisk A/S following the launch of the first Phase 2 trial of avdoralimab. The Company is obligated to pay up to an aggregate of €369.0 million upon the achievement of development, regulatory and sales milestones and tiered royalties ranging from a low double-digit to low-teen percentage of net sales.
Refer to Notes 2.h, 2.j and 6 for accounting description.
2018 avdoralimab AstraZeneca agreement
On January 1, 2018, the Company entered into a clinical trial collaboration agreement with AstraZeneca to sponsor a Phase 1/2 clinical trial (STELLAR-001) to evaluate the safety and efficacy of durvalumab, an anti-PD-L1 immune checkpoint inhibitor, in combination with avdoralimab, as a treatment for patients with select solid tumors. The Company is the sponsor of the trial and the costs are equally shared between the two partners. This collaboration is a non-exclusive agreement and does not include any licensing rights on avdoralimab to AstraZeneca. In the first half of 2020, and based on data from cohort extensions in the first two cohorts, the Company decided to stop recruiting in the STELLAR-001 trial.
Refer to Notes 2.p, 6 and 13 for accounting description.
f)Collaboration and license agreements concluded with Sanofi for the development of "NK Cell engages" in oncology

License and collaboration agreement with Sanofi signed in 2016
On January 2016, the Company entered into a research collaboration and licensing agreement with Sanofi to apply its proprietary technology to the development of multi-specific antibody formats engaging NK cells to kill tumor cells through the activating receptor NKp46. The Company granted to Sanofi under certain of its intellectual property a non-exclusive, worldwide, royalty-free research license, as well as an exclusive, worldwide license to research, develop and commercialize products directed against two specified targets, for all therapeutic, prophylactic and diagnostic indications and uses.
The Company works together with Sanofi on the generation and evaluation of multispecific NK cell engager IPH6401/SAR'514, using its technology and Sanofi’s tumor targets and technology, which is now instead being examined for autoimmune indications. Under the terms of the 2016 Agreement, Sanofi will be responsible for the development, manufacturing and commercialization of products resulting from the research collaboration. The Company will be eligible for up to approximately €192.0 million in payments, primarily upon the achievement of development and commercial milestones, as well as royalties ranging from a mid to high single-digit percentage on net sales.
IPH6101/SAR4435
On January 5, 2021, the Company announced that Sanofi has made the decision to progress IPH6101/SAR443579 into investigational new drug (IND) enabling studies. IPH6101/SAR443579 is a NKp46-based NK cell engager (NKCE) using Innate’s proprietary multi-specific antibody format. The decision triggered a €7.0m milestone payment from Sanofi to Innate. Sanofi will be responsible for all future development, manufacturing and commercialization of IPH6101/SAR443579. In December 2021, the Company announced that the first patient was dosed in a Phase 1/2 clinical trial, evaluating IPH6101/SAR443579, in patients with relapsed or refractory acute myeloid leukemia (R/R AML), B-cell acute lymphoblastic leukemia (B-ALL) or high risk-myelodysplastic syndrome (HR-MDS). Following the initiation of the trial, the Company received a €3.0m milestone from Sanofi during 2021.
On April 15, 2024, the Company announced the treatment of the first patient in the phase 2 dose extension of the Sanofi-led study evaluating the NK Cell Engager SAR443579/IPH6101 in various blood cancers. Under the terms of the 2016 agreement, this trial progress triggered a milestone payment of 4.0 million euros, fully recognized in revenue during the first quarter of 2024 and collected by the Company on May 17, 2024.
On April 23, 2025, the Company announced that, in alignment with both company's current strategic priorities, Sanofi and Innate agreed to terminate the 2016 Agreement as it relates to SAR’579/IPH6101 (CD123 ANKET), effective as of June 30, 2025. Innate will regain the rights on July 1, 2025. Sanofi and Innate will discuss a transition plan with regard to ongoing studies.

IPH6401/SAR’514
During 2022 first semester, the Company was informed of Sanofi's decision to advance IPH6401/SAR’514 towards regulatory preclinical studies aimed at studying an investigational new drug. As such, Sanofi has selected a second multi-specific antibody that engages NK cells as a drug candidate. This selection triggered a €3.0 million milestone payment from Sanofi to the Company. On July 11, 2023, the company announced the dosing as of June 7, 2023, of the first in a Sanofi-sponsored Phase 1/2 clinical trial, evaluating IPH6401/SAR’514 in relapsed/refractory Multiple Myeloma. As a consequence, Sanofi made a milestone payment of €2.0 million to the Company. On March 27, 2025, the Company announced that the clinical study will be terminated early as Sanofi will now pursue development of IPH6401/SAR’514 in autoimmune indications.
Refer to Notes 2.p and 13 for accounting description.
Collaboration and research license agreement with Sanofi signed in 2022
On December 19, 2022, the Company announced that it had entered into a research collaboration and license agreement with Genzyme Corporation, a wholly-owned subsidiary of Sanofi (“Sanofi”) pursuant to which the Company granted Sanofi an exclusive license on the Innate Pharma's B7H3 ANKET® program and options on two additional targets. Once selected, Sanofi will be responsible for all development, manufacturing and marketing.
Under the terms of the research collaboration and license agreement, the Company was eligible for an initial payment of €25.0 million, received in March 2023. Under the agreement, the Company is eligible for the duration of the research and collaboration agreement, to milestone payments of up to €1.35 billion in total, mainly linked to the achievement of preclinical, clinical, regulatory and commercial milestones (plus royalties on potential net sales).
The Company considers that the license to the B7-H3 technology is a right to use the intellectual property granted exclusively to Sanofi from the effective date of the agreement.
Under the terms of this agreement, the Company has also granted two exclusive options, exercisable no later than three years after the effective date, for exclusive licenses to Innate's intellectual property for the research, development, manufacture and commercialization of NKCEs specifically targeting two preclinical molecules. The Company considers that the option to acquire an exclusive license provide a material right to Sanofi that it would not receive without entering into this agreement.
On December 19, 2023, the Company announced that Sanofi had exercised one of the two license options for a new program based on the Company's ANKET® platform, triggering a milestone payment of €15.0 million from Sanofi to the Company. On October 9, 2024, the company received a letter terminating the license agreement for IPH67, a NKCE program, from ANKET® platform, currently under development in solid tumors. Termination was effective at the end of a 90 days notice period, i.e. on January 7, 2025. As a result, Innate did recover full rights to IPH67.

The Company will also provide collaborative research services to Sanofi for an agreed period, extendable by mutual agreement. During this period, Sanofi and Innate will collaborate and work on research activities defined in a contractual work program.
Under the terms of the agreement, Sanofi still retains a license option for a third preclinical molecule.
Refer to Notes 2.p and 13 for accounting description.
License agreement with Takeda signed in 2023
On April 3, 2023, the Company announced that it has entered into an exclusive license agreement with Takeda under which Innate grants Takeda exclusive worldwide rights to research and develop antibody drug conjugates (ADC) using a panel of selected Innate antibodies against an undisclosed target, with a primary focus in Celiac disease. Takeda would be responsible for the future development, manufacture and commercialization of any potential products developed using the licensed antibodies. As such, the Company considered that the license granted was a right to use the intellectual property, which was granted fully and perpetually to Takeda. On July 25, 2024, the Company received a letter from Takeda terminating the exclusive license agreement signed on March 31, 2023. Termination was effective at the end of a 90 days notice period, i.e. on October 24, 2024.
Refer to Notes 2.p and 13 for accounting description.
1.2.Key events
a)Key events for the year ended December 31, 2024
On March 6, 2024, the Company announced the first patient was dosed in its Phase 1/2, investigating the safety and tolerability of IPH6501, a first-in-class CD20-targeting tetraspecific natural killer cell engager, from ANKET® platform, in patients with Relapsed and/or Refractory CD20-expressing B-cell Non-Hodgkin’s Lymphoma.
On April 15, 2024, the Company announced that the first patient was dosed in the Phase 2 dose expansion part of the Sanofi-sponsored clinical trial of SAR443579 / IPH6101, evaluating SAR443579 as a monotherapy for the treatment of blood cancers. Under the terms of the 2016 research collaboration with Sanofi, the progression to the dose expansion part of the trial has triggered a milestone payment from
Sanofi to Innate of €4m, received by the company on May 17, 2024 and fully recognized in revenue as of June 30, 2024.
On June 10, 2024, the Executive Board carried out a capital increase of €5,342 following the creation of 106,844 ordinary shares benefiting the employees of the company, including 68,744 ordinary shares issued free of charge (subscription). The capital increase carried out can be broken as follow : a creation of 68,744 free shares with a nominal value of €0.05 issued free of charge by deduction from the share premium, with a creation of 38,100 ordinary shares with a nominal value of €0.05 and an issue price of €2.45 (i.e an increase in share premium of €91,440).
On July 25, 2024, the Company received from Takeda a letter terminating the exclusive license agreement signed on March 31, 2023. Termination has been effective on October 24, 2024.
On September 23, 2024, Innate Pharma announced the U.S Food and Drug Administration (FDA) cleared its investigational new drug (IND) application to initiate a Phase 1 clinical study of IPH4502, its novel and differentiated topoisomerase I inhibitor antibody drug conjugate (ADC) targeting Nectin-4 in solid tumors.
On October 9, 2024, the Company received a letter terminating the license agreement with Sanofi for IPH67. Termination was effective on January 7, 2025. Innate has regained full rights to IPH67, a natural killer cell engager, from ANKET® platform program currently under development in solid tumors. The rest of the 2022 collaboration and license agreement with Sanofi remains unchanged.
On October 14, 2024, the Company announced that its Supervisory Board appointed Jonathan Dickinson as the Company’s new Chief Executive Officer (CEO) and Chairman of the Executive Board, effective November 1, 2024. Jonathan Dickinson succeeded Hervé Brailly, interim CEO
During the third quarter of 2024, Innate received an initial notice from the FDA supporting its regulatory plans for lacutamab, including a Fast Track designation for the treatment of patients with relapsed or refractory Sézary syndrome, and the Company is pursuing discussions with the FDA regarding a confirmatory Phase 3 trial.
On December 6, 2024, the Company announced an agreement to clinically study the potential of IPH6501, Innate's anti-CD20 ANKET® in follicular lymphoma (FL) with The Institute for Follicular Lymphoma Innovation (IFLI). To support the Phase 1/2 trial and inclusion of FL patients, IFLI will initially invest 3m USD into new shares of Innate, issued through a capital increase reserved to IFLI at a price of €1.56 per share and representing 2.26% of the share capital of Innate at the time of such issuance. IFLI may also invest up to an additional 4.9m USD into new shares of Innate, depending on the completion of certain milestones, at a price to be determined at the time of the such investments.
On December 10, the Company signed an agreement with Natixis for the assignment of research tax credit receivable relating to 2023 expenditure, without recourse discounting. The Company received 8.6 million euros in December 2024.
On November 13, 2024, the Executive Board granted 370,560 free shares to employees (“AGA Employees 2024-1”), 1,162,900 free performances shares to employees of the Company and subsidiary (“AGA Perf Employees 2024-1”), and 750,000 free performances shares to members of the management (“AGA Perf Management 2024-1”)
On December 31, 2024, the Executive Board approved the final performance as of December 31, 2024, relating to the "AGA Perf Employees 2021-1" and "AGA Perf Management 2021-1" free performances shares plans, granted on October 1, 2021. The definitive performance was 80%. Consequently, the Executive Board carried out a capital increase of €51,404 following (i) the definitive acquisition of 612,080 free performance shares under the "AGA Perf Employee 2021-1" plan and (ii) the definitive acquisition of 416,000 free performance shares under the "AGA Perf Management 2021-1" plan. Thus, 1,028,080 ordinary shares were created with a nominal value of €0.05 issued free of charge by deduction from the issue premium.